Fourth Quarter 2022 Financial Summary February 8, 2023

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Fourth Quarter 2022 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; and risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "Investors" section of our website, then clicking on "Investor Resources" and selecting "Email Alerts" to complete the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

Basis of Presentation On September 8, 2022, the Company announced that its Board of Directors had unanimously approved a reverse stock split of the Company’s common stock at a ratio of 1- for-4 (the “Reverse Stock Split”). The Reverse Stock Split was effective following the close of business on September 23, 2022 (the “Effective Time”). Accordingly, at the Effective Time, every four issued and outstanding shares of the Company’s common stock were converted into one share of the Company’s common stock. No fractional shares were issued in connection with the Reverse Stock Split. Instead, each stockholder that would have held fractional shares as a result of the Reverse Stock Split received cash in lieu of such fractional shares. The par value per share of the Company’s common stock remained unchanged at $0.01 per share after the Reverse Stock Split. Accordingly, for all historical periods presented, an amount equal to the par value of the reduced number of shares resulting from the Reverse Stock Split was reclassified from Common stock to Additional paid in capital in the Company’s Consolidated Statements of Financial Condition. All other references made to share or per share amounts in the accompanying consolidated financial statements and disclosures have also been retroactively adjusted, where applicable, to reflect the effects of the Reverse Stock Split. Updates to Financial Disclosures Beginning with the quarter ended March 31, 2022, in light of the continued growth of its mortgage servicing rights portfolio, the Company enhanced its financial disclosures by separately reporting servicing income and servicing expense in its Consolidated Statements of Comprehensive Income (Loss). Servicing income and servicing expense were previously included within Other income (loss). As a result of this change, prior periods have been adjusted to conform to the current presentation. In addition, beginning with the quarter ended March 31, 2022, the Company consolidated certain line items in its Consolidated Statements of Comprehensive Income (Loss) in an effort to streamline and simplify its financial presentation. Amounts previously reported under Net interest component of interest rate swaps, Realized gains (losses) on termination or maturity of interest rate swaps, Unrealized gains (losses) on interest rate swaps and Net gains (losses) on other derivatives are combined into a single line item titled Net gains (losses) on derivatives. Similarly, amounts previously reported under Net gains (losses) on disposal of investments and other and Net unrealized gains (losses) on instruments measured at fair value through earnings are combined into a single line item titled Net gains (losses) on investments and other. As a result of these changes, prior periods have been adjusted to conform to the current presentation. 2 Important Notices (continued)

Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet   For the quarters ended 12/31/2022 9/30/2022 GAAP net income (loss) per average common share (1) ($1.96) ($0.70) Earnings available for distribution per average common share *(1) $0.89 $1.06 Annualized GAAP return (loss) on average equity (31.78%) (9.94%) Annualized EAD return on average equity* 16.19% 17.57% Book value per common share $20.79 $19.94 GAAP leverage at period-end (2) 6.0x 5.8x Economic leverage at period-end *(2) 6.3x 7.1x GAAP capital ratio at period-end (3) 13.9% 12.8% Economic capital ratio at period-end *(3) 13.4% 11.8% Securities $65,789,907 $66,839,353 Loans, net 1,809,832 1,551,707 Mortgage servicing rights (4) 1,748,209 1,705,254 Assets transferred or pledged to securitization vehicles 9,121,912 9,202,014 Assets of disposal group held for sale (5) — 11,371 Total investment portfolio $78,469,860 $79,309,699 Net interest margin (6) 0.65% 1.42% Average yield on interest earning assets (7) 3.86% 3.47% Average GAAP cost of interest bearing liabilities (8) 3.71% 2.38% Net interest spread 0.15% 1.09% Net interest margin (excluding PAA) *(6) 1.90% 1.98% Average yield on interest earning assets (excluding PAA) *(7) 3.82% 3.24% Average economic cost of interest bearing liabilities *(8) 2.11% 1.54% Net interest spread (excluding PAA) * 1.71% 1.70% Operating expenses to earnings available for distribution * 9.60% 7.89% Annualized operating expenses as a % of average total assets 0.21% 0.19% Annualized operating expenses as a % of average total equity 1.54% 1.38% Unaudited, dollars in thousands except per share amounts 3 Financial Snapshot Non-GAAP Key Statistics ______________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio Data

Unaudited, dollars in thousands

Portfolio-Related Data

	For the quarters ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Agency mortgage-backed securities	$62,274,895	$63,037,241	$55,593,336	$57,787,141	$60,525,605
Residential credit risk transfer securities	997,557	1,056,906	965,714	845,809	936,228
Non-agency mortgage-backed securities	1,991,146	2,156,706	2,026,658	1,737,333	1,663,336
Commercial mortgage-backed securities	526,309	588,500	457,026	357,354	530,505
Total securities	$65,789,907	$66,839,353	$59,042,734	$60,727,637	$63,655,674
Residential mortgage loans	$1,809,832	$1,551,637	$1,486,811	$1,650,151	$2,272,072
Residential mortgage loan warehouse facility	—	70	322	—	980
Corporate debt	—	—	—	1,967,667	1,968,991
Total loans, net	$1,809,832	$1,551,707	$1,487,133	$3,617,818	$4,242,043
Mortgage servicing rights	$1,748,209	$1,705,254	$1,421,420	$1,108,937	$544,562
Interests in MSR	$—	$—	$83,622	$85,653	$69,316
Agency mortgage-backed securities transferred or pledged to securitization vehicles	$—	$431,388	$458,268	$544,991	$589,873
Residential mortgage loans transferred or pledged to securitization vehicles	9,121,912	8,770,626	8,418,979	7,264,316	5,496,435
Assets transferred or pledged to securitization vehicles	$9,121,912	$9,202,014	$8,877,247	$7,809,307	$6,086,308
Assets of disposal group held for sale [(1)]	$—	$11,371	$97,414	$—	$194,138
Total investment portfolio	$78,469,860	$79,309,699	$71,009,570	$73,349,352	$74,792,041
Total assets	$81,850,712	$85,406,764	$73,637,249	$76,185,134	$76,764,064
Period-end TBA contract and CMBX balances, implied market value	$10,984,878	$15,587,425	$19,680,003	$18,691,823	$20,739,212
Average TBA contract and CMBX balances, implied market value	$11,492,947	$18,718,194	$20,436,269	$19,104,165	$21,155,067

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 4

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Financing Data	Repurchase agreements	$59,512,597	$54,160,731	$51,364,097	$52,626,503	$54,769,643
	Other secured financing	250,000	250,000	—	914,255	903,255
	Debt issued by securitization vehicles	7,744,160	7,844,518	7,502,483	6,711,953	5,155,633
	Participations issued	800,849	745,729	696,944	775,432	1,049,066
	Total debt	$68,307,606	$63,000,978	$59,563,524	$61,028,143	$61,877,597
	Liabilities of disposal group held for sale [1]	$—	$1,151	$3,608	$—	$154,956
	Total liabilities	$70,481,286	$74,455,209	$62,547,349	$64,706,364	$63,568,739
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity [2]	9,733,874	9,329,550	9,490,182	9,890,673	11,633,257
	Total Annaly stockholders' equity	11,270,443	10,866,119	11,026,751	11,427,242	13,169,826
	Non-controlling interests	98,983	85,436	63,149	51,528	25,499
	Total equity	$11,369,426	$10,951,555	$11,089,900	$11,478,770	$13,195,325
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	27	57	47	68	52
	Weighted average rate on repurchase agreements, for the quarter [3][4]	3.72%	2.25%	0.81%	0.20%	0.16%
	Weighted average rate on repurchase agreements, at period-end [4]	4.29%	3.13%	1.60%	0.41%	0.17%
	GAAP leverage at period-end	6.0x	5.8x	5.4x	5.3x	4.7x
	Economic leverage at period-end *	6.3x	7.1x	6.6x	6.4x	5.7x
	GAAP capital ratio at period-end	13.9%	12.8%	15.1%	15.1%	17.2%
	Economic capital ratio at period-end *	13.4%	11.8%	13.0%	13.1%	14.4%
	Book value per common share	$20.79	$19.94	$23.59	$27.08	$31.88
	Total common shares outstanding	468,310	467,911	402,304	365,253	364,934
	Hedge ratio [5]	107%	111%	104%	106%	95%
	Weighted average pay rate on interest rate swaps, at period-end	1.74%	1.53%	1.16%	0.70%	0.59%
	Weighted average receive rate on interest rate swaps, at period-end	4.28%	2.96%	1.65%	0.50%	0.08%
	Weighted average net rate on interest rate swaps, at period-end	(2.54%)	(1.43%)	(0.49%)	0.20%	0.51%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Summary Income Statement	Total interest income	$798,934	$678,488	$645,615	$655,850	$422,780
	Total interest expense	663,847	400,491	170,475	74,922	61,785
	Net interest income	$135,087	$277,997	$475,140	$580,928	$360,995
	Total economic interest expense *[1]	$377,247	$259,381	$169,483	$137,463	$120,682
	Economic net interest income *	$421,687	$419,107	$476,132	$518,387	$302,098
	Total interest income (excluding PAA) *	$790,798	$633,074	$518,094	$476,334	$480,175
	Economic net interest income (excluding PAA) *	$413,551	$373,693	$348,611	$338,871	$359,493
	GAAP net income (loss)	($886,814)	($273,977)	$863,317	$2,023,894	$418,460
	GAAP net income (loss) available (related) to common stockholders [2]	($918,336)	($302,147)	$839,813	$1,995,372	$388,598
	GAAP net income (loss) per average common share [2]	($1.96)	($0.70)	$2.21	$5.46	$1.07
	Earnings available for distribution *	$448,009	$480,696	$490,802	$430,631	$440,043
	Earnings available for distribution attributable to common stockholders *[2]	$418,035	$453,813	$463,919	$403,748	$413,160
	Earnings available for distribution per average common share *[2]	$0.89	$1.06	$1.22	$1.11	$1.14
	PAA cost (benefit)	($8,136)	($45,414)	($127,521)	($179,516)	$57,395
	Weighted average experienced CPR for the period	7.5%	9.8%	14.9%	16.7%	21.4%
	Weighted average projected long-term CPR at period-end	7.8%	7.6%	7.7%	9.5%	12.7%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Key GAAP Earnings Metrics	Dividends declared per common share	$0.88	$0.88	$0.88	$0.88	$0.88
	Total common and preferred dividends declared [1]	$443,513	$440,033	$382,350	$349,080	$348,793
	Annualized GAAP return (loss) on average equity	(31.78%)	(9.94%)	30.60%	65.62%	12.44%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	(5.30%)	(1.71%)	5.67%	12.38%	2.65%
	Net interest margin	0.65%	1.42%	2.64%	3.20%	1.97%
	Average yield on interest earning assets	3.86%	3.47%	3.58%	3.61%	2.31%
	Average GAAP cost of interest bearing liabilities	3.71%	2.38%	1.12%	0.48%	0.38%
	Net interest spread	0.15%	1.09%	2.46%	3.13%	1.93%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	16.19%	17.57%	17.49%	14.01%	13.10%
	Annualized EAD return on average equity per unit of economic leverage *	2.57%	2.47%	2.65%	2.19%	2.30%
	Net interest margin (excluding PAA) *	1.90%	1.98%	2.20%	2.04%	2.03%
	Average yield on interest earning assets (excluding PAA) *	3.82%	3.24%	2.87%	2.62%	2.63%
	Average economic cost of interest bearing liabilities *	2.11%	1.54%	1.11%	0.89%	0.75%
	Net interest spread (excluding PAA) *	1.71%	1.70%	1.76%	1.73%	1.88%

** Represents a non-GAAP financial measure.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
7

Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 8 Components of Economic Net Interest Income *   For the quarters ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Interest income:   Agency Securities $607,082 $517,528 $497,135 $522,951 $301,001 Resi Credit Securities 46,673 41,388 30,037 22,122 21,450   Residential mortgage loans 135,116 109,977 91,648 73,488 60,486   Commercial investment portfolio 9,144 8,853 26,575 37,283 39,839   Reverse repurchase agreements 919 742 220 6 4 Total interest income $798,934 $678,488 $645,615 $655,850 $422,780 Economic interest expense:   Repurchase agreements $569,141 $324,573 $105,608 $26,879 $22,852   Net interest component of interest rate swaps (286,600) (141,110) (992) 62,541 58,897   Debt issued by securitization vehicles 75,695 64,593 50,303 34,625 24,774   Participations issued 14,408 9,727 9,379 5,852 7,157   Other 4,603 1,598 5,185 7,566 7,002 Total economic interest expense * $377,247 $259,381 $169,483 $137,463 $120,682 Economic net interest income * $421,687 $419,107 $476,132 $518,387 $302,098   PAA cost (benefit) (8,136) (45,414) (127,521) (179,516) 57,395 Economic net interest income (excluding PAA) * $413,551 $373,693 $348,611 $338,871 $359,493

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
GAAP net income (loss)	($886,814)	($273,977)	$863,317	$2,023,894	$418,460
Net income (loss) attributable to noncontrolling interests	1,548	1,287	(3,379)	1,639	2,979
Net income (loss) attributable to Annaly	(888,362)	(275,264)	866,696	2,022,255	415,481
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other	1,124,924	2,702,512	615,216	159,804	40,473
Net (gains) losses on derivatives (1)	202,337	(1,976,130)	(1,014,651)	(1,704,569)	(194,256)
Loan loss provision (reversal) (2)	7,258	(1,613)	(29,380)	812	1,931
Business divestiture-related (gains) losses (3)	13,013	2,936	23,955	354	16,514
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles (4)	758	758	1,302	1,130	1,144
Non-EAD (income) loss allocated to equity method investments (5)	(306)	(2,003)	(3,270)	(9,920)	(2,345)
Transaction expenses and non-recurring items (6)	807	1,712	1,751	3,350	1,533
Income tax effect of non-EAD income (loss) items	(418)	(9,444)	28,841	27,091	8,380
TBA dollar roll income and CMBX coupon income (7)	34,767	105,543	161,673	129,492	119,657
MSR amortization (8)	(38,633)	(22,897)	(33,810)	(19,652)	(25,864)
Plus:					
Premium amortization adjustment cost (benefit)	(8,136)	(45,414)	(127,521)	(179,516)	57,395
Earnings available for distribution *	448,009	480,696	490,802	430,631	440,043
Dividends on preferred stock	29,974	26,883	26,883	26,883	26,883
Earnings available for distribution attributable to common stockholders *	$418,035	$453,813	$463,919	$403,748	$413,160

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 9

Book Value Rollforward Net Interest Margin Unaudited 10 Quarter-Over-Quarter Changes in Key Metrics   For the quarters ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Book value per common share, beginning of period $19.94 $23.59 $27.08 $31.88 $33.55   Net income (loss) available (related) to common stockholders (1.96) (0.70) 2.21 5.46 1.07   Other comprehensive income (loss) attributable to common stockholders 3.68 (2.61) (4.85) (9.38) (1.86)   Common dividends declared (0.88) (0.88) (0.88) (0.88) (0.88)   Issuance / buyback of common stock / redemption of preferred stock 0.01 0.54 0.03 — — Book value per common share, end of period $20.79 $19.94 $23.59 $27.08 $31.88 Prior quarter net interest margin 1.42% 2.64% 3.20% 1.97% 2.01% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.48% (0.18%) 0.22% (0.01%) (0.08%)   Net amortization of premiums (0.09%) 0.07% (0.25%) 1.31% 0.10%   GAAP interest expense (1.16%) (1.11%) (0.53%) (0.07%) (0.06%) Current quarter net interest margin 0.65% 1.42% 2.64% 3.20% 1.97% Prior quarter net interest spread 1.09% 2.46% 3.13% 1.93% 1.97% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.48% (0.18%) 0.22% (0.01%) (0.08%)   Net amortization of premiums (0.09%) 0.07% (0.25%) 1.31% 0.10%   GAAP interest expense (1.33%) (1.26%) (0.64%) (0.10%) (0.06%) Current quarter net interest spread 0.15% 1.09% 2.46% 3.13% 1.93% Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.98%	2.20%	2.04%	2.03%	2.04%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	0.67%	(0.04%)	0.13%	0.04%	(0.01%)
	Net amortization of premiums (excluding PAA)	0.07%	0.42%	0.03%	0.00%	0.05%
	TBA dollar roll income and CMBX coupon income	(0.29%)	(0.26%)	0.13%	0.06%	0.02%
	Interest expense and net interest component of interest rate swaps	(0.53%)	(0.34%)	(0.13%)	(0.09%)	(0.07%)
	Current quarter net interest margin (excluding PAA) *	1.90%	1.98%	2.20%	2.04%	2.03%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.70%	1.76%	1.73%	1.88%	1.97%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.48%	(0.17%)	0.22%	(0.02%)	(0.08%)
	Net amortization of premiums (excluding PAA)	0.10%	0.54%	0.03%	0.01%	0.08%
	Interest expense and net interest component of interest rate swaps	(0.57%)	(0.43%)	(0.22%)	(0.14%)	(0.09%)
	Current quarter net interest spread (excluding PAA) *	1.71%	1.70%	1.76%	1.73%	1.88%

** Represents a non-GAAP financial measure.*

ANNALY
11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	(9.94%)	30.60%	65.62%	12.44%	15.25%
	Quarter-over-quarter changes in contribution:					
	Coupon income	4.71%	1.40%	3.20%	1.52%	0.15%
	Net amortization of premiums and accretion of discounts	(0.70%)	0.35%	(1.58%)	7.17%	0.34%
	GAAP interest expense	(9.26%)	(8.49%)	(3.61%)	(0.59%)	(0.36%)
	Net servicing income	0.25%	0.66%	0.76%	0.20%	0.36%
	Net gains (losses) on investments and other	57.77%	(76.28%)	(16.63%)	(3.98%)	(4.21%)
	Net gains (losses) on derivatives	(73.83%)	40.84%	(17.24%)	49.22%	1.54%
	Business divestiture-related gains (losses) (1)	(0.36%)	0.74%	(0.84%)	0.48%	(0.08%)
	Loan loss provision	(0.32%)	(0.90%)	0.97%	(0.01%)	(0.19%)
	Other (2)	(0.10%)	1.14%	(0.05%)	(0.83%)	(0.36%)
	Current quarter annualized GAAP return (loss) on average equity	(31.78%)	(9.94%)	30.60%	65.62%	12.44%

		12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	17.57%	17.49%	14.01%	13.10%	12.81%
	Quarter-over-quarter changes in contribution:					
	Coupon income	4.79%	1.44%	3.26%	1.52%	0.15%
	Net amortization of premiums (excluding PAA)	0.66%	3.23%	(0.29%)	(0.32%)	0.27%
	Interest expense and net interest component of interest rate swaps	(4.16%)	(3.44%)	(1.57%)	(0.88%)	(0.52%)
	Net servicing income	0.25%	0.67%	0.76%	0.20%	0.36%
	TBA dollar roll income and CMBX coupon income	(2.60%)	(1.90%)	1.55%	0.65%	0.18%
	Other (3)	(0.32%)	0.08%	(0.23%)	(0.26%)	(0.15%)
	Current quarter annualized EAD return on average equity *	16.19%	17.57%	17.49%	14.01%	13.10%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

12

Residential & Other Investments Overview as of December 31, 2022

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$2,172,227	3.4%	3.83%	101.4%	97.2%	10.9%	$2,110,696
20 years	764,709	1.2%	3.70%	103.2%	96.6%	8.2%	738,562
>=30 years [2]	61,837,059	95.4%	3.97%	101.7%	94.9%	7.4%	58,682,469
Total/Weighted Avg.	$64,773,995	100.0%	3.96%	101.7%	95.0%	7.5%	$61,531,727

TBA Contracts							
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$640,000	6.1%	4.50%	$639,122			$636,200
30-year	9,905,000	93.9%	5.35%	9,991,768			9,942,476
Total/Weighted Avg.	$10,545,000	100.0%	5.30%	$10,630,890			$10,578,676

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$232,488	89.2%	3.49%	107.7%	101.7%	13.8%	$236,460
25 - 40 months	28,018	10.8%	3.01%	108.9%	95.7%	1.8%	26,825
Total/Weighted Avg.	$260,506	100.0%	3.44%	107.8%	101.1%	12.5%	$263,285

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [4]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$822,134	8.1%	3.29%	17.8%	13.4%	8.3%	$109,837
Inverse interest-only	1,002,205	9.8%	1.75%	29.1%	10.8%	9.6%	108,240
Multifamily interest-only	8,361,402	82.1%	0.51%	3.6%	3.1%	0.2%	261,806
Total/Weighted Avg.	$10,185,741	100.0%	0.86%	7.2%	4.7%	6.8%	$479,883

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
13

Residential & Other Investments Overview as of December 31, 2022 (continued)

Unaudited, dollars in thousands

Mortgage Servicing Rights							
Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$128,445,395	0.26%	3.0%	136.1%	9.7%	5.4%	$1,748,209
MSR of limited partnership interest [(1)]	2,814,623						38,945
Total/Weighted Avg.	$131,260,018	0.26%	3.0%	136.1%	9.7%	5.4%	$1,787,154

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% [(2)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Residential credit risk transfer	$1,013,368	7.2%	8.33%	100.2%	98.4%	$997,557
Alt-A	111,009	0.7%	4.06%	95.5%	82.2%	91,216
Prime	1,946,186	1.4%	4.87%	100.9%	82.9%	197,870
Subprime	202,304	1.1%	5.09%	84.1%	77.3%	156,313
NPL/RPL	1,426,616	9.5%	3.79%	99.0%	92.3%	1,317,154
Prime jumbo	5,717,558	1.6%	6.78%	103.0%	86.4%	228,593
Residential mortgage loans	12,247,346	78.5%	4.61%	100.1%	89.3%	10,931,744
Total/Weighted Avg.	$22,664,387	100.0%	4.84%			$13,920,447

Other Credit Products					
Type	Net Notional	Range of Ratings	Net Weighted Avg Coupon		Implied Market Value
CMBX [(3)]	$420,000	AAA to AA	1.0%		$406,202
Type	Current Face / Notional Value	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Multifamily CRT	$18,939	8.10%	99.5%	94.5%	$17,903
CRE CLO	$488,808	5.63%	99.6%	96.1%	$469,848
SASB	$38,752	6.79%	99.6%	99.5%	$38,558

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
14

Residential Credit Securities Detail as of December 31, 2022

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR [1]
Credit Risk Transfer	$997,557	$—	$997,557	8.33%	1.92%	0.95%	6.26%
Alt-A	91,216	60,137	31,079	4.06%	14.80%	1.86%	7.11%
Prime	197,870	25,912	171,958	4.87%	7.90%	2.94%	5.11%
Subprime	156,313	55,817	100,496	5.09%	16.54%	8.32%	6.39%
Re-Performing Loan Securitizations	843,949	474,170	369,779	3.94%	28.62%	31.28%	5.97%
Non-Performing Loan Securitizations	473,205	447,237	25,968	3.52%	37.69%	79.54%	7.45%
Prime Jumbo	228,593	34,292	194,301	6.78%	3.00%	2.05%	4.01%
Total [2]	$2,988,703	$1,097,565	$1,891,138	5.62%	16.90%	22.46%	5.99%

Product	Bond Coupon				Estimated Fair Value
	ARM	Fixed	Floater	Interest Only	
Credit Risk Transfer	$—	$—	$997,557	$—	$997,557
Alt-A	3,737	87,150	329	—	91,216
Prime	5,109	176,114	3,574	13,073	197,870
Subprime	—	106,894	49,290	129	156,313
Re-Performing Loan Securitizations	—	843,949	—	—	843,949
Non-Performing Loan Securitizations	—	473,205	—	—	473,205
Prime Jumbo	—	161,453	32,848	34,292	228,593
Total	$8,846	$1,848,765	$1,083,598	$47,494	$2,988,703

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

15

Hedging and Liabilities as of December 31, 2022

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional [1][2]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity [3]
0 to 3 years	$26,355,700	0.88%	4.33%	0.75
> 3 to 6 years	1,120,400	2.53%	3.95%	4.07
> 6 to 10 years	22,492,200	2.54%	4.24%	8.76
Greater than 10 years	2,309,000	3.49%	4.26%	22.93
Total / Weighted Avg.	$52,277,300	1.74%	4.28%	5.25

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$2,500,000	2.02%	3M LIBOR	8.19	14.28
Long Receive	$750,000	1.57%	3M LIBOR	11.07	12.82

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$—	$(8,518,400)	$(8,518,400)	1.96
U.S. Treasury Futures - 5 year	$—	$(5,803,400)	$(5,803,400)	4.37
U.S. Treasury Futures - 10 year & Greater	$—	$(6,866,900)	$(6,866,900)	8.15
Total / Weighted Avg.	$—	$(21,188,700)	$(21,188,700)	4.63

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$31,426,193	4.27%
30 to 59 days	22,107,566	4.18%
60 to 89 days	5,262,025	4.59%
90 to 119 days	367,800	5.82%
Over 120 days [4]	599,013	6.66%
Total / Weighted Avg.	$59,762,597	4.30%

Total Indebtedness

	Principal Balance	Weighted Average Rate		Days to Maturity [5]
		At Period End	For the Quarter	
Repurchase agreements	$59,512,597	4.29%	3.72%	27
Other secured financing	250,000	7.07%	7.20%	545
Debt issued by securitization vehicles	9,021,305	3.29%	3.34%	12,475
Participations issued	852,068	5.98%	6.20%	10,995
Total indebtedness	$69,635,970			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 16

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2022 and September 30, 2022
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of December 31, 2022		As of September 30, 2022	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	0.4%	2.9%	0.5%	3.7%
(50)	0.3%	2.5%	0.4%	2.9%
(25)	0.2%	1.5%	0.2%	1.7%
25	(0.3%)	(1.9%)	(0.3%)	(2.1%)
50	(0.6%)	(4.3%)	(0.6%)	(4.5%)
75	(0.9%)	(6.9%)	(0.9%)	(7.1%)

MBS Spread Sensitivity [1]

	As of December 31, 2022		As of September 30, 2022	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.6%	12.1%	1.7%	14.1%
(15)	1.0%	7.2%	1.0%	8.4%
(5)	0.3%	2.4%	0.3%	2.8%
5	(0.3%)	(2.4%)	(0.3%)	(2.8%)
15	(0.9%)	(7.1%)	(1.0%)	(8.3%)
25	(1.6%)	(11.8%)	(1.7%)	(13.7%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

17

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	12/31/2022 (unaudited)	9/30/2022 (unaudited)	6/30/2022 (unaudited)	3/31/2022 (unaudited)	12/31/2021 [1]
Assets					
Cash and cash equivalents	$ 1,576,714	$ 1,466,171	$ 853,932	$ 955,840	$ 1,342,090
Securities	65,789,907	66,839,353	59,042,734	60,727,637	63,655,674
Loans, net	1,809,832	1,551,707	1,487,133	3,617,818	4,242,043
Mortgage servicing rights	1,748,209	1,705,254	1,421,420	1,108,937	544,562
Interests in MSR	—	—	83,622	85,653	69,316
Assets transferred or pledged to securitization vehicles	9,121,912	9,202,014	8,877,247	7,809,307	6,086,308
Assets of disposal group held for sale	—	11,371	97,414	—	194,138
Derivative assets	342,064	1,949,530	748,432	964,075	170,370
Receivable for unsettled trades	575,091	2,153,895	434,227	407,225	2,656
Principal and interest receivable	637,301	262,542	300,028	246,739	234,983
Goodwill and intangible assets, net	16,679	17,437	18,195	23,110	24,241
Other assets	233,003	247,490	272,865	238,793	197,683
Total assets	$ 81,850,712	$ 85,406,764	$ 73,637,249	$ 76,185,134	$ 76,764,064
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 59,512,597	$ 54,160,731	$ 51,364,097	$ 52,626,503	$ 54,769,643
Other secured financing	250,000	250,000	—	914,255	903,255
Debt issued by securitization vehicles	7,744,160	7,844,518	7,502,483	6,711,953	5,155,633
Participations issued	800,849	745,729	696,944	775,432	1,049,066
Liabilities of disposal group held for sale	—	1,151	3,608	—	154,956
Derivative liabilities	204,172	764,535	379,708	826,972	881,537
Payable for unsettled trades	1,157,846	9,333,646	1,995,960	1,992,568	147,908
Interest payable	325,280	30,242	91,962	80,870	91,176
Dividends payable	412,113	411,762	354,027	321,423	321,142
Other liabilities	74,269	912,895	158,560	456,388	94,423
Total liabilities	70,481,286	74,455,209	62,547,349	64,706,364	63,568,739
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	4,683	4,679	4,023	3,653	3,649
Additional paid-in capital	22,981,320	22,967,665	21,293,146	20,332,909	20,324,780
Accumulated other comprehensive income (loss)	(3,708,896)	(5,431,436)	(4,310,926)	(2,465,482)	958,410
Accumulated deficit	(9,543,233)	(8,211,358)	(7,496,061)	(7,980,407)	(9,653,582)
Total stockholders' equity	11,270,443	10,866,119	11,026,751	11,427,242	13,169,826
Noncontrolling interests	98,983	85,436	63,149	51,528	25,499
Total equity	11,369,426	10,951,555	11,089,900	11,478,770	13,195,325
Total liabilities and equity	$ 81,850,712	$ 85,406,764	$ 73,637,249	$ 76,185,134	$ 76,764,064

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 19

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Net interest income					
Interest income	$ 798,934	$ 678,488	$ 645,615	$ 655,850	$ 422,780
Interest expense	663,847	400,491	170,475	74,922	61,785
Net interest income	135,087	277,997	475,140	580,928	360,995
Net servicing income					
Servicing and related income	82,040	74,486	55,685	34,715	31,322
Servicing and related expense	7,659	7,780	5,949	3,757	4,290
Net servicing income	74,381	66,706	49,736	30,958	27,032
Other income (loss)					
Net gains (losses) on investments and other	(1,124,924)	(2,702,512)	(615,216)	(159,804)	(40,473)
Net gains (losses) on derivatives	84,263	2,117,240	1,015,643	1,642,028	135,359
Loan loss (provision) reversal	(7,258)	1,613	26,913	(608)	(194)
Business divestiture-related gains (losses)	(13,013)	(2,936)	(23,955)	(354)	(16,514)
Other, net	7,569	1,526	(5,486)	3,058	(415)
Total other income (loss)	(1,053,363)	(585,069)	397,899	1,484,320	77,763
General and administrative expenses					
Compensation expense	29,714	27,744	22,243	33,002	27,061
Other general and administrative expenses	13,291	10,178	13,795	12,762	13,640
Total general and administrative expenses	43,005	37,922	36,038	45,764	40,701
Income (loss) before income taxes	(886,900)	(278,288)	886,737	2,050,442	425,089
Income taxes	(86)	(4,311)	23,420	26,548	6,629
Net income (loss)	(886,814)	(273,977)	863,317	2,023,894	418,460
Net income (loss) attributable to noncontrolling interests	1,548	1,287	(3,379)	1,639	2,979
Net income (loss) attributable to Annaly	(888,362)	(275,264)	866,696	2,022,255	415,481
Dividends on preferred stock	29,974	26,883	26,883	26,883	26,883
Net income (loss) available (related) to common stockholders	$ (918,336)	$ (302,147)	$ 839,813	$ 1,995,372	$ 388,598
Net income (loss) per share available (related) to common stockholders					
Basic	$ (1.96)	$ (0.70)	$ 2.21	$ 5.46	$ 1.07
Diluted	$ (1.96)	$ (0.70)	$ 2.20	$ 5.46	$ 1.07
Weighted average number of common shares outstanding					
Basic	468,250,672	429,858,876	380,609,192	365,340,909	363,534,539
Diluted	468,250,672	429,858,876	380,898,750	365,612,991	363,852,876
Other comprehensive income (loss)					
Net income (loss)	$ (886,814)	$ (273,977)	$ 863,317	$ 2,023,894	$ 418,460
Unrealized gains (losses) on available-for-sale securities	445,896	(2,578,509)	(2,503,250)	(3,568,679)	(685,699)
Reclassification adjustment for net (gains) losses included in net income (loss)	1,276,644	1,457,999	657,806	144,787	5,471
Other comprehensive income (loss)	1,722,540	(1,120,510)	(1,845,444)	(3,423,892)	(680,228)
Comprehensive income (loss)	835,726	(1,394,487)	(982,127)	(1,399,998)	(261,768)
Comprehensive income (loss) attributable to noncontrolling interests	1,548	1,287	(3,379)	1,639	2,979
Comprehensive income (loss) attributable to Annaly	834,178	(1,395,774)	(978,748)	(1,401,637)	(264,747)
Dividends on preferred stock	29,974	26,883	26,883	26,883	26,883
Comprehensive income (loss) attributable to common stockholders	$ 804,204	$ (1,422,657)	$ (1,005,631)	$ (1,428,520)	$ (291,630)

ANNALY 20

Unaudited, dollars in thousands 21 Income Statement Gains (Losses) Detail   For the quarters ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Net gains (losses) on disposal of investments and other ($1,289,865) ($1,464,360) ($646,177) ($144,224) ($25,144) Net unrealized gains (losses) on instruments measured at fair value through earnings 164,941 (1,238,152) 30,961 (15,580) (15,329) Net gains (losses) on investments and other ($1,124,924) ($2,702,512) ($615,216) ($159,804) ($40,473) Net interest component of interest rate swaps $286,600 $141,110 $992 ($62,541) ($58,897) Realized gains (losses) on termination or maturity of interest rate swaps (183,018) (83,393) (16) — (39,932) Unrealized gains (losses) on interest rate swaps 8,382 1,251,350 897,537 1,323,439 186,345 Net gains (losses) on other derivatives (27,701) 808,173 117,130 381,130 47,843 Net gains (losses) on derivatives $84,263 $2,117,240 $1,015,643 $1,642,028 $135,359 Other Income Statement Details

22 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, is provided on page 9 of this financial summary. Earnings Available for Distribution is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non- EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Economic leverage ratio reconciliation					
Repurchase agreements	$59,512,597	$54,160,731	$51,364,097	$52,626,503	$54,769,643
Other secured financing	250,000	250,000	—	914,255	903,255
Debt issued by securitization vehicles	7,744,160	7,844,518	7,502,483	6,711,953	5,155,633
Participations issued	800,849	745,729	696,944	775,432	1,049,066
Debt included in liabilities of disposal group held for sale	—	—	—	—	112,144
Total GAAP debt	$68,307,606	$63,000,978	$59,563,524	$61,028,143	$61,989,741
Less non-recourse debt:					
Credit facilities [1]	$—	$—	$—	($914,255)	($903,255)
Debt issued by securitization vehicles	(7,744,160)	(7,844,518)	(7,502,483)	(6,711,953)	(5,155,633)
Participations issued	(800,849)	(745,729)	(696,944)	(775,432)	(1,049,066)
Non-recourse debt included in liabilities of disposal group held for sale	—	—	—	—	(112,144)
Total recourse debt	$59,762,597	$54,410,731	$51,364,097	$52,626,503	$54,769,643
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$11,050,351	$16,209,886	$19,723,326	$19,006,949	$20,690,768
Payable for unsettled trades	1,157,846	9,333,646	1,995,960	1,992,568	147,908
Receivable for unsettled trades	(575,091)	(2,153,895)	(434,227)	(407,225)	(2,656)
Economic debt *	$71,395,703	$77,800,368	$72,649,156	$73,218,795	$75,605,663
Total equity	$11,369,426	$10,951,555	$11,089,900	$11,478,770	$13,195,325
Economic leverage ratio *	6.3x	7.1x	6.6x	6.4x	5.7x

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

23

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Economic capital ratio reconciliation					
Total GAAP assets	$81,850,712	$85,406,764	$73,637,249	$76,185,134	$76,764,064
Less:					
Gross unrealized gains on TBA derivatives (1)	(17,056)	(28,032)	(60,661)	(24,757)	(52,693)
Debt issued by securitization vehicles (2)	(7,744,160)	(7,844,518)	(7,502,483)	(6,711,953)	(5,155,633)
Plus:					
Implied market value of TBA derivatives	10,578,676	15,182,806	19,282,979	18,284,708	20,338,633
Total economic assets *	$84,668,172	$92,717,020	$85,357,084	$87,733,132	$91,894,371
Total equity	$11,369,426	$10,951,555	$11,089,900	$11,478,770	$13,195,325
Economic capital ratio *(3)	13.4%	11.8%	13.0%	13.1%	14.4%
Premium Amortization Reconciliation					
Premium amortization expense	$38,829	$39,406	($4,869)	($25,353)	$219,172
Less:					
PAA cost (benefit)	(8,136)	(45,414)	(127,521)	(179,516)	57,395
Premium amortization expense (excluding PAA)	$46,965	$84,820	$122,652	$154,163	$161,777
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$798,934	$678,488	$645,615	$655,850	$422,780
PAA cost (benefit)	(8,136)	(45,414)	(127,521)	(179,516)	57,395
Interest income (excluding PAA) *	$790,798	$633,074	$518,094	$476,334	$480,175
Economic Interest Expense Reconciliation					
GAAP interest expense	$663,847	$400,491	$170,475	$74,922	$61,785
Add:					
Net interest component of interest rate swaps	(286,600)	(141,110)	(992)	62,541	58,897
Economic interest expense *	$377,247	$259,381	$169,483	$137,463	$120,682
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$790,798	$633,074	$518,094	$476,334	$480,175
Less:					
Economic interest expense *	377,247	259,381	169,483	137,463	120,682
Economic net interest income (excluding PAA) *	$413,551	$373,693	$348,611	$338,871	$359,493

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
24

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Economic Metrics (excluding PAA)					
Average interest earning assets	$82,859,799	$78,143,337	$72,123,055	$72,590,876	$73,134,966
Interest income (excluding PAA) *	$790,798	$633,074	$518,094	$476,334	$480,175
Average yield on interest earning assets (excluding PAA) *	3.82%	3.24%	2.87%	2.62%	2.63%
Average interest bearing liabilities	$69,981,694	$65,755,563	$60,446,528	$61,865,292	$63,342,740
Economic interest expense *	$377,247	$259,381	$169,483	$137,463	$120,682
Average economic cost of interest bearing liabilities *	2.11%	1.54%	1.11%	0.89%	0.75%
Economic net interest income (excluding PAA)*	$413,551	$373,693	$348,611	$338,871	$359,493
Net interest spread (excluding PAA) *	1.71%	1.70%	1.76%	1.73%	1.88%

	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Interest income (excluding PAA) *	$790,798	$633,074	$518,094	$476,334	$480,175
TBA dollar roll income and CMBX coupon income	34,767	105,543	161,673	129,492	119,657
Economic interest expense *	(377,247)	(259,381)	(169,483)	(137,463)	(120,682)
Subtotal	$448,318	$479,236	$510,284	$468,363	$479,150
Average interest earning assets	$82,859,799	$78,143,337	$72,123,055	$72,590,876	$73,134,966
Average TBA contract and CMBX balances, implied cost basis	11,499,881	18,837,475	20,566,553	19,229,537	21,159,120
Subtotal	$94,359,680	$96,980,812	$92,689,608	$91,820,413	$94,294,086
Net interest margin (excluding PAA) *	1.90%	1.98%	2.20%	2.04%	2.03%

** Represents a non-GAAP financial measure.*

ANNALY 25

26 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued, and mortgages payable are non-recourse to the Company and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (4) Excludes $151 million of unsettled commitments as of September 30, 2022. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close. There were no unsettled commitments as of December 31, 2022. (5) Includes assets related to the sale of the Company's Middle Market Lending portfolio that were transferred in the fourth quarter of 2022. (6) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (7) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (8) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. Page 4 (1) Includes assets related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022 and assets related to the sale of the Company's Commercial Real Estate business at December 31, 2021. Page 5 (1) Includes liabilities related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022 and June 30, 2022 and liabilities related to the sale of the Company's Commercial Real Estate business at December 31, 2021. (2) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. Page 5 (continued) (3) Utilizes an actual/360 factor. (4) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (5) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Prior to the quarter ended September 30, 2022, the hedge ratio excluded the impact of net forward purchases (sales) of investments from the calculation; all prior periods have been updated to conform to the current presentation resulting in a reduction of 3% to the hedge ratio for each of the quarters ended June 30, 2022 and March 31, 2022 and no impact for the quarter ended December 31, 2021. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $286.6 million, $141.1 million, $1.0 million, ($62.5) million and ($58.9) million for the quarters ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively. (2) Includes $0.0 million, $0.0 million, ($2.5) million, $0.2 million and $1.7 million of loss provision (reversal) on the Company’s unfunded loan commitments for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (3) Includes losses (gains) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022, September 30, 2022 and June 30, 2022 and losses (gains) related to the sale of the Company's Commercial Real Estate business for the quarters ended March 31, 2022, and December 31, 2021. (4) Includes depreciation and amortization expense related to equity method investments. (5) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss).

27 Endnotes (continued) Page 9 (continued) (6) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (7) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $1.1 million for each of the quarters presented. (8) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. Page 12 (1) Includes gains (losses) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022, September 30, 2022 and June 30, 2022 and gains (losses) related to the sale of the Company's Commercial Real Estate business for the quarters ended March 31, 2022 and December 31, 2021. (2) Includes other, net, general and administrative expenses and income taxes. (3) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.4 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $89.6 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. (3) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on derivatives. Page 15 (1) Represents the 3 month voluntary prepayment rate and excludes the impact of interest- only securities. (2) Total investment characteristics exclude the impact of interest-only securities. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of December 31, 2022, 17%, 23% and 60% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2021. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 2,936,500,000 shares authorized. Includes 468,309,810 shares issued and outstanding at December 31, 2022; Includes 467,911,144 shares issued and outstanding at September 30, 2022; Includes 402,303,874 shares issued and outstanding at June 30, 2022; Includes 365,253,063 shares issued and outstanding at March 31, 2022; Includes 364,934,065 shares issued and outstanding at December 31, 2021. Page 23 (1) Included in Other secured financing in the Company's Consolidated Statements of Financial Condition. Page 24 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Includes debt issued by securitization vehicles reported in Liabilities of disposal group held for sale in the Company's Consolidated Statements of Financial Condition. (3) Economic capital ratio is computed as total equity divided by total economic assets.